<u>FIRST AMENDMENT</u>
<u>TO</u>
<u>MASTER LOAN AGREEMENT</u>

THIS FIRST AMENDMENT TO THE MASTER LOAN AGREEMENT (this "**Amendment**"), is entered into as of October 15, 2008, between **INDIANA BIO-ENERGY, LLC**, an Indiana limited liability company (the "**Borrower**") and **AGSTAR FINANCIAL SERVICES, PCA**, a United States instrumentality (the "**Lender**"). In consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

RECITALS

A. Borrower and Lender entered into a Master Loan Agreement dated as of February 27, 2007 (the "**MLA**"), as supplemented by the First Supplement to Master Loan Agreement dated as of February 27, 2007 (the "**First Supplement**") and the Second Supplement to Master Loan Agreement dated as of February 27, 2007 (the "**Second Supplement**," and together with the MLA and the First Supplement, the "**Loan Agreement**") by which the Lender agreed to extend financial accommodations to the Borrower.

B. At the request of Borrower, Borrower and Lender have agreed to make certain modifications to the Loan Agreement, all in accordance with the terms and conditions of this Amendment.

NOW THEREFORE, in consideration of the facts set forth in the above Recitals which the parties agree are true and correct, and in consideration for entering into this Amendment and the related documents to be executed concurrently with or pursuant hereto, the parties agree as follows:

AMENDMENTS

1. **<u>Certain Defined Terms</u>**. All terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement. The following defined terms shall be added or amended and restated in the Loan Agreement, as appropriate, to read as follows:

> "<u>Change in Control</u>" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of equity interests representing 50% or more of the aggregate ordinary voting power represented by the issued and outstanding equity interests of the Borrower, VBV or GPRE; or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower, VBV or GPRE by Persons who were neither (i) nominated by the board of directors of the Borrower, VBV or GPRE, as the case may be, or in accordance with the Shareholders' Agreement as it

relates to GPRE, nor (ii) appointed by directors so nominated; or (c) IBE or VBV ceases to own, directly or indirectly, and Control any Subsidiary.

"Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.

"GPRE" means Green Plains Renewable Energy, Inc.

"Interest Period" means (for each Loan) (a) initially, the period beginning on (and including) the date on which the Loan is made and ending on (but excluding) the first day of the next calendar month thereafter; and (b) thereafter, each period commencing on the first day of each succeeding calendar month thereafter and ending on the last day of such month. Notwithstanding the foregoing: (a) any Interest Period which would otherwise extend beyond the Maturity Date shall end on the Maturity Date, and (b) other than the initial Interest Period and the final Interest Period, no Interest Period shall have a duration of less than one (1) month.

"LIBOR Rate" (London Interbank Offered Rate) means the One Month London Interbank Offered Rate ("One Month LIBOR"), rounded upward to the nearest ten thousandth of one percent, reported on the tenth day of the month preceding each Interest Period by the *Wall Street Journal* in its daily listing of money rates, defined therein as the average of interbank offered rates for dollar deposits in the London market. If a One Month LIBOR rate is not reported on the tenth day of a month, the One Month LIBOR rate reported on the first business day preceding the tenth day of the month will be used. If this index is no longer available, Lender will select a new index which is based upon comparable information.

"Material Adverse Effect" means any set of circumstances or events which: (i) has or could reasonably be expected to have any material adverse effect upon the validity or enforceability of any Loan Documents or any material term or condition contained therein; (ii) is or could reasonably be expected to be material and adverse to the condition (financial or otherwise), business assets, operations, or property of the Borrower or any of Borrower's subsidiaries when considered as a whole; (iii) materially impairs or could reasonably be expected to materially impair the ability of the Borrower to perform the obligations under the Loan Documents; or (iv) is or could reasonably be expected to be material and adverse to the condition (financial or otherwise), business assets, operations, or property of any Operating Affiliate when considered as a whole and such condition impairs or could reasonably be expected to materially impair the ability of the Borrower to perform the obligations under the Loan Documents or such condition impairs or could reasonably be expected to materially impair the ability of any Operating Affiliate to perform the obligation under its agreements or contracts with Borrower.

"Operating Affiliate" means any Affiliate of the Borrower which is now or in the future becomes a party to any Material Contract, Long Term Marketing Agreement or similar contract or agreement with Borrower.

"Shareholders' Agreement" means that certain Shareholders' Agreement dated as of May 7, 2008, by and among GPRE, Bioverda International Holdings Limited, Bioverda US Holdings LLC, Wilon Holdings S.A. and Wayne Hoovestol.

"VBV" means VBV, LLC, a Delaware limited liability company.

2. **Amendments to the Loan Agreement**. The following terms, conditions and covenants shall be added or amended and restated in the Loan Agreement, as appropriate, to read as follows:

a. Section 2.06. Section 2.06 shall be amended and restated to read as follows:

Section 2.06. **Adjustments to Interest Rate**. Notwithstanding any other provision of this Agreement, the Supplements, the Notes, or the Loan Documents, after the Conversion Date, the rate of interest under any Loan which bears interest on a variable rate, shall be adjusted according to the following schedule should the Tangible Owner's Equity of the Borrower, achieve the levels set forth below:

Tangible Owner's Equity	Interest Rate
Less than 49.99%	Applicable LIBOR Rate plus 325 basis points
From 50% through 60%	Applicable LIBOR Rate plus 300 basis points
From 61% through 70%	Applicable LIBOR Rate plus 275 basis points
Greater than 70%	Applicable LIBOR Rate plus 250 basis points

Upon delivery of the audited financial statements pursuant to Section 5.01(c)(i) for each fiscal year end beginning with the first fiscal year end after the Conversion Date, the rate of interest for any month shall automatically be adjusted in accordance with the Tangible Owner's Equity set forth therein and the rates set forth above. Such automatic adjustment to the rate of interest shall take effect as of the first Business Day of the month following the month in which the Lender received the related audited financial statements pursuant to Section 5.01 (c)(i). If the Borrower fails to deliver such audited financial statement which so sets forth the Tangible Owner's Equity within the period of time required by Section 5.01(c)(i) hereof or if any Event of Default occurs, the rate of interest shall automatically be adjusted to a rate equal to the applicable LIBOR Rate plus

325 basis points, such automatic adjustments: (a) to take effect as of the first Business Day after the last day on which the Borrower was required to deliver the applicable audited financial statement in accordance with Section 5.01(c)(i) hereof or in the case of an Event of Default, on the date the written notice is given to the Borrower; and (b) to remain in effect until subsequently adjusted in accordance herewith upon the delivery of such audited financial statements or, in the case of an Event of Default, when such Event of Default has been cured to the satisfaction of the Lender.

b. Section 2.11. The following subsection in Section 2.11 shall be amended and restated to read as follows, the remainder of Section 2.11 shall remain unchanged:

(e) **Computations**. Except as expressly provided otherwise herein, all computations of interest and fees shall be made on the basis of actual number of days lapsed over a year of 365 days. Interest shall accrue from and include the date of borrowing, but exclude the date of payment.

c. Section 5.01. The following subsections under subsection Section 5.01(c) shall be amended, restated or added, as the case may be, to read as follows and the remainder of Section 5.01 and subsection 5.01(c) shall remain unchanged:

(xi) furnish to the Lender, promptly but in no event later than 10 Business Days after transmittal or filing thereof by the Borrower or any of Borrower's Affiliates, copies of all proxy statements, notices and reports as it shall send to its members and copies of all registration statements (without exhibits) and all reports which it files with the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission), and promptly after the receipt thereof by the Borrower or any of Borrower's Affiliates, copies of all management letters or similar documents submitted to the Borrower or any of Borrower's Affiliates by independent certified public accountants in connection with each annual and any interim audit of the accounts of the Borrower or any of Borrower's Affiliates;

(xii) such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of Borrower's subsidiaries or any Operating Affiliate as the Lender may from time to time reasonably request;

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(xxi) promptly but in no event later than 5 Business Days after becoming aware thereof, notice of any matter which has had or could have a Material Adverse Effect on the Borrower or any of its subsidiaries or any of its Operating Affiliates;

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(xxiv) As soon as available, but in no event later than 120 days after the end of each fiscal year of the GPRE and VBV occurring during the term hereof, annual

consolidated financial statements of GPRE and VBV, respectively, prepared in accordance with GAAP consistently applied and in a format that demonstrates any accounting or formatting change that may be required by the various jurisdictions in which the business of the Borrower is conducted (to the extent not inconsistent with GAAP). Such financial statements shall: (i) be audited by independent certified public accountants acceptable to Lender; (ii) be accompanied by a report of such accountants containing an certified opinion, without qualification, thereon acceptable to Lender; (iii) be prepared in reasonable detail, and in comparative form; and (iv) include a balance sheet, a statement of income, a statement of stockholders', members' or partner's equity, a statement of cash flows, and all notes and schedules relating thereto and any management letter;

(xxv) As soon as available but in no event later than 30 days after the end of each fiscal quarter of each fiscal year of GPRE and VBV occurring during the term hereof, unaudited quarterly consolidated financial statements of GPRE and VBV, in each case prepared in accordance with GAAP consistently applied (except for the omission of footnotes and for the effect of normal year-end audit adjustments) and in a format that demonstrates any accounting or formatting change that may be required by various jurisdictions in which the business of each of GPRE and VBV is conducted (to the extent not inconsistent with GAAP). Each of such financial statements shall (i) be prepared in reasonable detail and in comparative form, and (ii) include a balance sheet, a statement of income for such quarter and for the period year-to-date, and such other quarterly statements as Lender may specifically request which quarterly statements shall include any and all supplements thereto. Such quarterly statements shall be certified by an authorized officer of GPRE and VBV, respectively;

d. Section 5.02. The following subsections in Section 5.02 shall be amended and restated to read as follows, the remainder of Section 5.02 shall remain unchanged:

(i) **Transfer of Assets**. Sell, lease, assign, transfer, or otherwise voluntarily dispose of any of its assets, or permit any of Borrower's subsidiaries or any Operating Affiliate to sell, lease, assign, transfer, or otherwise voluntarily dispose of all or substantially all of its assets except: (i) dispositions of inventory in the ordinary course of business; and (ii) dispositions of: (A) obsolete or worn out equipment; (B) equipment or real property not necessary for the operation of its business; or (C) equipment or real property which is replaced with property of equivalent or greater value as the property which is disposed;

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(m) **Material Control or Management**. Permit a Change in Control;

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(o) **Amendments to Organizational Documents**. Amend, or permit GPRE or VBV to amend its operating agreement, management agreement or any other organizational documents in any respect without the prior written consent of the Lender; or

e. **Section 6.01.** The following subsections in Section 6.01 shall be amended and restated to read as follows, the remainder of Section 6.01 shall remain unchanged:

(l) The Borrower, any of Borrower's subsidiaries, or any Operating Affiliate dissolves, suspends, or discontinues doing business; or

(o) Any event, change or condition not referred to elsewhere in this Section 6.01 should occur which results in a Material Adverse Effect; or

(p) a Change in Control, without the prior written consent of the Lender shall occur.

3. **Effect on Loan Agreement**. Except as expressly amended by this Amendment, all of the terms of the Loan Agreement shall be unaffected by this Amendment and shall remain in full force and effect. Nothing contained in this Amendment shall be deemed to constitute a waiver of any rights of the Lender or to affect, modify, or impair any of the rights of the Lender as provided in the Loan Agreement.

4. **Representations and Warranties of Borrower.** The Borrower hereby agrees with, reaffirms, and acknowledges as follows:

(a) The representations and warranties contained in the Loan Agreement and the Loan Documents. Furthermore, the Borrower represents that the representations and warranties contained in the Loan Agreement and the Loan Documents continue to be true and correct and in full force and effect.

(b) Borrower has the power and authority to execute, deliver, and perform this Amendment and any document required under this Amendment and that all documents contemplated herein when executed and delivered to Lender will constitute the valid, binding and legally enforceable obligations of Borrower in accordance with their respective terms and conditions, except as enforceability may be limited by any applicable bankruptcy or insolvency laws.

5. **Defined Terms.** Except as amended by this Amendment, all terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

6. **Counterparts.** It is understood and agreed that this Amendment may be executed in several counterparts, each of which shall, for all purposes, be deemed an original, and all of such counterparts, taken together, shall constitute one and the same agreement, even though all of the parties hereto may not have executed the same counterpart of this Amendment.

SIGNATURE PAGE TO
FIRST AMENDMENT TO MASTER LOAN AGREEMENT
BY AND BETWEEN
INDIANA BIO-ENERGY, LLC
AND
AGSTAR FINANCIAL SERVICES, PCA
DATED: October 15, 2008

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Master Loan Agreement to be executed by their respective officers and duly authorized, as of the date first above written.

BORROWER:

INDIANA BIO-ENERGY, LLC
an Indiana limited liability company

Ron B. Gillis
By: Ron B. Gillis
Its: Executive Vice President Finance, Treasurer

LENDER:

AGSTAR FINANCIAL SERVICES, PCA

____
By: Mark Schmidt
Its: Vice President

GP:2330427 v3

SIGNATURE PAGE TO
FIRST AMENDMENT TO MASTER LOAN AGREEMENT
BY AND BETWEEN
INDIANA BIO-ENERGY, LLC
AND
AGSTAR FINANCIAL SERVICES, PCA
DATED: October 15, 2008

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Master Loan Agreement to be executed by their respective officers and duly authorized, as of the date first above written.

BORROWER:

INDIANA BIO-ENERGY, LLC
an Indiana limited liability company

____
By:
Its:

LENDER:

AGSTAR FINANCIAL SERVICES, PCA

____
By: Mark Schmidt
Its: Vice President

GP:2330427 v3